UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2024

Janus International Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Janus International Group, Inc. (the “Company”) conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024, and issued a Request for Proposal (“RFP”) to several qualified accounting firms, including BDO USA, P.C. (“BDO”), the Company’s then current independent registered public accounting firm.

As a result of this process, following the review and evaluation of proposals from participating firms, on March 18, 2024, the Committee appointed KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 28, 2024, effective immediately. On March 18, 2024, the Committee approved the dismissal of BDO as the Company’s independent registered public accounting firm. The Company has authorized BDO to respond fully to the inquiries of the successor auditors.

The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 30, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 30, 2023 and December 31, 2022, and in the subsequent interim period through March 18, 2024, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter of the disagreement in connection with its reports covering such periods, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weaknesses in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

During the two most recent fiscal years and in the subsequent interim period through March 18, 2024, the Company has not consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided BDO with a copy of the foregoing disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

Exhibit Number	Description
16.1	Letter from BDO USA, P.C. to the Securities and Exchange Commission, dated March 21, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2024

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Anselm Wong
Name: Anselm Wong
Title: Chief Financial Officer